OTHER RECEIVABLES, NET (Details) - USD ($)	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Other Receivables Net
Deposit for business acquisitions	$ 13,485,383	$ 13,177,023
Deposit for set-up of research center	94,107	91,955
Others	3,062,247	1,093,573
Allowance for doubtful accounts	(13,665,255)	(32,937)	$ (42,676)
Total other receivables, net	$ 2,976,482	$ 14,329,614